Portland General Electric EARNINGS CONFERENCE CALL SECOND QUARTER 2022 Exhibit 99.2

Cautionary statement Information Current as of July 28, 2022 Except as expressly noted, the information in this presentation is current as of July 28, 2022 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this presentation. The Company assumes no obligation to update or revise any forward- looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," “based on,” "believes," "conditioned upon," “considers,” "estimates," "expects," “forecast,” “goals,” “intends,” “needs,” “plans,” “promises,“ “seeks,” "should," “subject to,” “targets,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of various legal and regulatory actions; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in materials ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, including volatility of equity markets, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or third party liability; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; and widespread health emergencies or outbreaks of infectious diseases such as COVID-19, which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial and operational highlights • Strategic priorities Financial Update Jim Ajello, Senior VP of Finance, CFO, Treasurer and CCO • Economic update • Second quarter 2022 earnings • Capital investments • Liquidity and financing • 2021 RFP update

Second quarter 2022 financial results

Revising

- 2022 GAAP basis earnings guidance from $2.50 to $2.65 to $2.60 to $2.75 per diluted share; initiating non-GAAP basis adjusted 2022 earnings guidance of $2.74 to $2.89 per diluted share [1]

Reaffirming

- 4% to 6% long-term GAAP EPS growth, 2019 base year
- 5% to 7% long-term dividend growth [2]
- 2022 load growth of 2% to 2.5%, weather adjusted
- Long-term load growth of 1.5%

	Q2 2022	Q2 2021	2022 YTD	2021 YTD
GAAP net income (in millions)	$64	$32	$124	$128
GAAP diluted earnings per share (EPS)	$0.72	$0.36	$1.39	$1.43
Exclusion of 2020 Wildfire and COVID deferral reversal [1]	-	-	$0.19	-
Tax effect [3]	-	-	($0.05)	-
Non-GAAP adjusted diluted earnings per share	$0.72	$0.36	$1.53	$1.43

Quarterly Diluted EPS



$0.81[1]
$0.67
$0.72
$1.21 - $1.36[4]
Q1
Q2
Q3
Q4

2022 Adjusted Earnings Guidance
$2.74 - $2.89 [1]

Quarterly Diluted EPS



$1.07
$0.36
$0.56
$0.73
Q1
Q2
Q3
Q4

2021 Diluted GAAP EPS
$2.72

(1) PGE believes that excluding the effects of the previously disclosed 2020 Wildfire and COVID deferral reversal provides a meaningful representation of the Company's comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures)
(2) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected
(3) Tax effects were determined based on the Company's full-year blended federal and state statutory tax rate
(4) Q3-Q4 2022 estimate based on 2022 adjusted basis earnings guidance

4

Our strategic priorities Performance Driving operational efficiencies through disciplined execution and management Risk Management Focusing on high-return initiatives to mitigate wildfire and other climate risks Value Creation for Stakeholders Growth Building the clean energy future and a more resilient and reliable grid 5

Second quarter 2022 earnings bridge 6 Q2 GAAP 2021 EPS Load growth Current year net variable power costs Operating expense Q2 GAAP 2022 EPS Non-qualified benefit trust Customer price mix Prior year net variable power costs Other Note: Dollar values are earnings per diluted share

$145 $120 $120 $120 $120 $425 $430 $430 $430 $430 $185 $100 $100 $100 $100 2022 2023 2024 2025 2026 Capital expenditures forecast Generation Transmission and Distribution General Business and Technology $650 $755 $650$650 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast. Reliability and resiliency investments 7 $650

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $650 Letters of Credit $129 Total Liquidity: $870 million as of June 30, 2022 (dollars in millions) Cash $91 Liquidity and financing Expected 2022 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - - $220 Short-term debt - - - - 8

2021 RFP PGE is seeking approximately 1,000 MW of renewable energy and non-emitting capacity resources, consisting of: • 375 to 500 MW of renewable energy • 375 MW of non-emitting capacity • 100 MW of renewable energy in support of the Green Future Impact program’s PGE supply option Resource planning and procurement 9 RFP Timeline  December 2021 Final RFP issued  January 2022 Bids submitted  April 2022 Shortlist published  May 2022 Submit request for acknowledgement of final shortlist to OPUC  July 2022 Acknowledgement of shortlist by OPUC  Q3 2022 Commence negotiations with bidders upon shortlist acknowledgement  Q4 2022 Expected execution of final contracts with winning bidders  Year-end 2024 Projects expected to be in-service

Appendix

This press release contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • Non-cash Wildfire and COVID deferral reversal charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order earnings test. PGE’s reconciliation of non-GAAP earnings for the three months ended March 31, 2022, the six months ended June 30, 2022 and 2022 non-GAAP earnings guidance are on the following slide. 11 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the quarter ended March 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the quarter ended March 31, 2022 $60 $0.67 Exclusion of released deferrals related to 2020 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the quarter ended March 31, 2022 $72 $0.81 Non-GAAP Earnings Reconciliation for the six months ended June 30, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the six months ended June 30, 2022 $124 $1.39 Exclusion of released deferrals related to 2020 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the six months ended June 30, 2022 $136 $1.53 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate (2) 2022 full-year GAAP and non-GAAP guidance presented based on the mid-point of the provided range Non-GAAP Earnings Guidance Reconciliation for full-year 2022 Diluted EPS(2) GAAP full-year 2022 earnings per diluted share guidance $2.68 Exclusion of released deferrals related to 2020 0.19 Tax effect (1) (0.05) Non-GAAP full-year 2022 earnings per diluted share guidance $2.82 12